SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 15, 1998.

                                OMI Trust 1998-B
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               (Exact name of registrant as specified in charter)


         Pennsylvania                 333-31441             applied for
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  (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)            File Number)       Identification No.)

             c/o PNC Bank, National Association
             Corporate Trust Department
             Attention:  Judy Wisniewskie
             1700 Market Street
             Philadelphia, Pennsylvania                           19103
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         (Address of principal executive offices)               (Zip Code)


  Registrant's telephone number, including area code (215) 585-8872


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     (Former name or former address, if changed since last report.)



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                                OMI Trust 1998-B

                                    Form 8-K


Item 1. Changes in Control of Registrant.

        Not Applicable.

Item 2. Acquisition or Disposition of Assets.

        Not Applicable.

Item 3. Bankruptcy or Receivership.

        Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant.

        Not Applicable.

Item 5. Other Events.

      OMI Trust 1998-B (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1998-B (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on September 15, 1998. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.    Resignations of Registrant's Directors.

           Not Applicable.

Item 7.    Financial Statements, Pro Forma Financial Information and
           Exhibits.

           Exhibits

           20.1 Monthly Remittance Report relating to the Distribution Date occurring on September 15, 1998.

Item 8.    Change in Fiscal Year.

           Not Applicable.



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                                   Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          OMI TRUST 1998-B, Registrant

                          By:  Oakwood Acceptance Corporation,
                                   as servicer


September 23, 1998                  /s/ DOUGLAS R. MUIR
                                    -------------------

                                    Douglas R. Muir
                                    Vice President




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                                INDEX OF EXHIBITS

                                                     Page of Sequentially
                                                        Numbered Pages

20.1  Monthly Remittance Report relating to Distribution
      Date occurring on September 15, 1998................... 5-10